UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2019

Molecular Templates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9301 Amberglen Blvd, Suite 100

Austin, TX 78729

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (512) 869-1555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MTEM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On November 20, 2019, Molecular Templates, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Cowen and Company, LLC, Barclays Capital Inc. and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), relating to the underwritten public offering of (i) an aggregate of 6,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Shares”), and (ii) an aggregate of 250 shares of newly designated Series A Convertible Preferred Stock, $0.001 par value (“Series A Preferred Stock”), which is referred to herein as the “Offering”. The price to the public in the Offering was $8.00 per share with respect to the Common Shares and $8,000.00 per share with respect to the Series A Preferred Stock. In addition, under the terms of the Underwriting Agreement, the Company granted the Underwriters an option, exercisable for 30 days, to purchase up to 900,000 additional shares of common stock.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The Offering was made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-228975) previously filed with the Securities and Exchange Commission (“SEC”) and a related prospectus supplement and accompanying prospectus.

The net proceeds to the Company from the Offering are expected to be approximately $53.3 million, after deducting underwriting discounts and commissions and other estimated offering expenses payable by the Company. This includes the full exercise of the Underwriters’ option to purchase 900,000 shares of Common Stock, which the Underwriters exercised in full on November 21, 2019. The Offering is scheduled to close on or about November 25, 2019, subject to customary closing conditions

The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. The Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference.

A copy of the opinion of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C. relating to the legality of the issuance and sale of the Firm Shares in the Offering is attached as Exhibit 5.1 hereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective November 25, 2019, immediately prior to the closing of the Offering, the Company designated the terms of 250 shares of its authorized and unissued “blank check” preferred stock; specifically, designating the terms of the Series A Preferred Stock as described in the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”) filed with the Delaware Secretary of State, which is attached hereto as Exhibit 3.1 and the materials terms of which are summarized below:

Each share of the Series A Preferred Stock is convertible into 1,000 shares of the Company’s common stock (subject to adjustment as provided in the Certificate of Designation) at any time at the option of the holder, provided that the holder will be prohibited from converting Series A Preferred Stock into shares of the Company’s common stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.99% of the total number of shares of the Company’s common stock then issued and outstanding. In the event of the Company’s liquidation, dissolution, or winding up, holders of Series A Preferred Stock will receive a payment equal to $0.001 per share of Series A Preferred Stock before any proceeds are distributed to the holders of the Company’s common stock and pari passu with any distributions to the holders of the Company’s Series A Preferred Stock. Shares of Series A Preferred Stock will generally have no voting rights, except as required by law and except that the consent of holders of a majority of the then outstanding Series A Preferred Stock will be required to amend the terms of the Series A Preferred Stock. Shares of Series A Preferred Stock will be entitled to receive any dividends payable to holders of the Company’s common stock, and will rank:

•	senior to all of the Company’s common stock;

•	senior to any class or series of the Company’s capital stock hereafter created specifically ranking by its terms junior to the Series A Preferred Stock;

•	on parity to any class or series of the Company’s capital stock hereafter created specifically ranking by its terms on parity with the Series A Preferred Stock; and

•	junior to any class or series of the Company’s capital stock hereafter created specifically ranking by its terms senior to the Series A Preferred Stock;

in each case, as to distributions of assets upon the Company’s liquidation, dissolution or winding up whether voluntarily or involuntarily and/or the right to receive dividends.

The foregoing description of the terms of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to such exhibit. The Certificate of Designation is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 8.01.	Other Events.

On November 20, 2019, the Company issued a press release announcing that it had launched the Offering and on November 21, 2019, the Company issued a press release announcing that it had priced the Offering. A copy of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and the information contained therein is incorporated herein by reference.

Based on the Company’s current plans, the Company believes that its existing cash, cash equivalents and marketable securities, together with the net proceeds from this Offering, will be sufficient to enable it to fund its operating expenses and capital expenditure requirements into the first half of 2022.

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding the Company’s expectations with respect to the Offering, including its ability to complete the Offering and its expected and intended use of proceeds from the Offering. These and any other forward-looking statements in this report are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the Offering, as well as risks and uncertainties detailed in the Company’s periodic filings with the SEC, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, the Company’s subsequent periodic reports filed with the SEC pursuant to the the Exchange Act, the final prospectus supplement related to the Offering filed with the SEC on November 22, 2019 and from time to time the Company’s other investor communications. The Company is providing the information in this report as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise, except to the extent required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 20, 2019, among Molecular Templates, Inc. and Cowen and Company, LLC, Barclays Capital Inc. and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters named therein.

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock.

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C.

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C. (included in Exhibit 5.1)

99.1	Press Release of Molecular Templates, Inc., dated November 20, 2019, announcing the launch of the Offering.

99.2	Press Release of Molecular Templates, Inc., dated November 21, 2019, announcing the pricing of the Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2019	Molecular Templates, Inc.

	By:	/s/ Eric E. Poma, Ph.D.
	Name:	Eric E. Poma, Ph.D
	Title:	Chief Executive Officer and Chief Scientific Officer